SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

STANCORP FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

StanCorp Financial Group, Inc.

1100 SW SIXTH AVE, PORTLAND, OREGON 97204

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Monday, May 4, 2009

The Proxy Statement, 2008 Form 10-K and other proxy materials are available at: at: http://bnymellon.mobular.net/bnymellon/SFG

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BARCODE RESTRICTED AREA

IF you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2009 to facilitate timely delivery.

Ear StanCorp Financial Group, Inc. Shareholder: The 2009 Annual Meeting of Shareholders of StanCorp Financial Group, Inc. (the “Company”) will be held at the Hilton Portland & Executive Tower, 545 SW Taylor Street, Portland, Oregon 97204, on Monday, May 4, 2009, at 11:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) Election of four Class I Directors and one Class III Director;

(2) Proposal to Ratify Appointment of Independent Registered Public Accounting Firm;

(3) To transact any other business that may properly come before the shareholders at the Annual Meeting.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 2, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found within our 2009 Proxy Statement on our website, www.stancorpfinancial.com.

Meeting Location:

Hilton Portland & Executive Tower

545 SW Taylor Street

Portland, OR 97204

The following Proxy Materials are available for you to review online:

•the Company’s 2009 Proxy Statement (including all attachments thereto);

•the Proxy Card; •the 2008 Form 10-K (which is not deemed to be part of the official proxy soliciting materials); and

• any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials for the 2009 Annual Meeting (you must reference your 11 digit control number):

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),

Email: shrrelations@bnymellon.com

Internet http://bnymellon.mobular.net/bnymellon/SFG

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU

REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for StanCorp Financial Group, Inc. are available to review at: http://bnymellon.mobular.net/bnymellon/SFG

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.